UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                             reported): May 31, 2007

                  CWABS Asset-Backed Certificates Trust 2007-8
                  --------------------------------------------
                       (Exact name of the issuing entity)
                  Commission File Number of the issuing entity:
                                  333-140960-03

                                   CWABS, Inc.
                                   -----------
                (Exact name of the depositor as specified in its
                     charter) Commission File Number of the
                              depositor: 333-140960

                          Countrywide Home Loans, Inc.
                          -----------------------------
             (Exact name of the sponsor as specified in its charter)

            Delaware                                   95-4596514
            --------                                   ----------
 (State or Other Jurisdiction of           (I.R.S. Employer Identification No.
 Incorporation of the depositor)                    of the depositor)

         4500 Park Granada, Calabasas, California                    91302
         ----------------------------------------                ------------
(Address of Principal Executive Offices of the depositor)          (Zip Code)


The depositor's telephone number, including area code (818) 225-3237
                                                      --------------

-------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9   Financial Statements and Exhibits
---------

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired.
            -------------------------------------------

            Not applicable.

      (b)   Pro Forma Financial Information.
            -------------------------------

            Not applicable.

      (c)   Shell Company Transactions.
            --------------------------

            Not applicable.

      (d)   Exhibits.
            --------

            5.1   Legality Opinion of Sidley Austin LLP.

            8.1   Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

            23.1  Consent of Sidley Austin LLP (included in Exhibits 5.1 and
                  8.1).


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



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CWABS, INC.



                                      By:  /s/ Darren Bigby
                                           ----------------
                                      Name:    Darren Bigby
                                      Title:   Executive Vice President



Dated:  May 31, 2007
                                       3

                                  Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

5.1      Legality Opinion of Sidley Austin LLP                              5

8.1      Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)         5

23.1     Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)    5



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